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                                                                    EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
The Cooper Companies, Inc.:


We consent to the use of our reports incorporated herein by reference.



                                              KPMG Peat Marwick LLP


San Francisco, California
July 7, 1998

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